Comerica Incorporated
Investor Roadshow
June 5-6, 2012

Karen Parkhill

Vice Chairman and CFO

Darlene Persons

Director of Investor Relations

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

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Comerica: A Brief Overview  Among the top 25 U.S. bank holding companies  $63 billion in assets  Strong presence in Texas, California, and Michigan  Three primary lines of business: Business Bank, Retail Bank, and Wealth Management  Founded over 160 years ago  Strong capital position • Tier 1 Common Ratio 10.27%3 3 Business Segment Revenue1 Business Bank $46059% Retail Bank $209 27% WM $11214% Market Segment Revenue2 Other Markets $598% Western$20426% International $26 3% Texas$18223% Florida$142% Midwest$29638% At 3/31/12; $ in millions (MM) 1YTD 3/31/12; YTD revenues (FTE) of $781MM from major business segments ($650MM from continuing operations (FTE) including Finance & Other Businesses); 2YTD 3/31/12: YTD revenues (FTE) of $781MM from major geographic markets ($650MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective. 3See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Comerica’s Long-Term Strategy 4 6 interdependent pillars: Diversity Accountability Balance Growth Risk Mgmt Relationships Applied across 5 primary markets: Business Bank Retail Bank Wealth Management On behalf of 3 businesses:

2.20.9 3.2 3.3 2.4 1.9 1.7 1.1 0.0 1.0 2.0 3.0 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA U.S. Average 1.6% CMA Market Avg.1 2.0% 2.1 0.8 3.2 2.9 2.3 2.6 1.4 1.0 0.0 1.0 2.0 3.0 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA U.S. Average: 1.6% CMA Market Avg.1 2.1% 2013 Y/Y Projected Job Growth in Comerica Metro Areas2012 Y/Y Projected Job Growth in Comerica Metro Areas 1Comerica average also includes the Phoenix MSA and Miami MSASource: Comerica Economics forecast of nonfarm payroll data based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. Analysis as of April 2012. Comerica Markets: Job Growth Projected to Outpace US Average 5 1.9 1.4 1.9 2.3 1.4 -0.3 0.1 -0.6 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA U.S. Average: 0.1% CMA Market Avg.1 1.0% 2.1 1.9 3.0 2.4 2.1 1.8 1.5 0.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio No. CA So. CA U.S. Average: 1.3% CMA Market Avg.1 1.8% 2013 Y/Y Projected Home Price Growth in Comerica Metro Areas 2012 Y/Y Projected Home Price Growth in Comerica Metro Areas 1Comerica average also includes the Phoenix MSA and Miami MSA. Source: Comerica Economics forecast of housing prices based on Federal Housing Finance Agency, as compiled by Moody’s Analytics. Analysis as of April 2012. Comerica Markets: Home Price Growth Projected to Outpace US Average 6

Financial Results

	1Q12	4Q11	1Q11
Diluted income per common share[1,2]	$0.66	$0.48	$0.57
Net interest income	$443	$444	$395
Provision for loan losses	23	19	49
Noninterest income	206	182	207
Noninterest expenses[2]	448	478	415
Net income	130	96	103
Total loans (average)	$42,269	$41,454	$39,551
Total deposits (average)	48,311	47,779	40,598
Tier 1 capital ratio	10.27%	10.41%	10.35%
Average diluted shares (millions)	196	197	178

$ in millions, except per share data
[1]Calculated using net income attributable to common shares. [2]Includes restructuring expenses of -0- in 1Q12, $37MM in 4Q11 and -0- 1Q11, related to the acquisition of Sterling Bancshares.

Comerica Bank

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Diverse Loan Portfolio

Average 1Q12: $42.3 billion

By Market



Western $12.4B 29%
Midwest $13.8B 33%
Texas $9.3B 22%
Other Markets² $3.7B 9%
Int'l $1.7B 4%
Florida $1.4B 3%

By Line of Business



Commercial Real Estate $4.4B 11%
Middle Market $12.0B 27%
Global Corp Banking $4.9B 12%
Nat'l Dealer Services $3.8B 9%
Specialty Businesses¹ $7.1B 17%
Private Banking $4.6B 11%
Small Business Banking $3.8B 9%
Personal Banking $1.7B 4%

Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA
[1]Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS)
[2]Other Markets include markets not separately identified above in addition to businesses with a national perspective

Comerica Bank

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0.6 0.6 0.9 1.5 1.5 21.5 21.7 22.1 23.5 24.7 1Q11 2Q11 3Q11 4Q11 1Q12 Mortgage Banker 39.6 39.2 40.1 41.5 42.3 1Q11 2Q11 3Q11 4Q11 1Q12 +2% Commercial Loan Growth (Average Balances, $B) Average Loans Grew 2% with Commercial Loans up 5% Loan Growth Across Most Businesses and Markets +5% Total Loan Growth (Average Balances, $B) 9 1Q12 compared to 4Q11 Recent Commercial Loan Growth Outpacing Peers and the Industry 10 7% 5% 4% 3% 2% 2% 2% 1% 0% -1% -2% Peer Group Average: 2% 1 1Q12 compared to 4Q11 Source: SNL Financial and company reports.; Excludes ZION, as amount is not reported.2Source: Federal Reserve H.8 as of 3/28/12. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets. 3The primary difference between commercial loans on Comerica’s financial statements vs. H.8 C&I loans, is that Mortgage Banker Finance is excluded from the H.8 definition of C&I. 0% 2% 4% 6% 8% 1Q11 2Q11 3Q11 4Q11 1Q12 Comerica All Banks Large Banks Average Commercial Loan Growth1 Average Quarterly C&I Loan Growth2,3

Loan Commitments Increase $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 40% 45% 50% 55% 60% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Outstandings Commitments Utilization Commitments and Outstandings ($ in MM) 1Q12 compared to 4Q11; 3Q11 includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization is stable at 47.4%  Commitments increased $1B to $47.8B, highest level since 3Q09  Increased commitments in all major markets  Loan pipeline remained strong and increased 11 Comerica’s Loan Yields:Well Positioned for Growth & Rate Rise 0% 20% 40% 60% 80% 100% BOKF CMA KEY FHN FITB STI HBAN RF SNV MTB C&I Commercial RE All Other Large Proportion of C&I Loans3 0% 20% 40% 60% 80% 100% CMA FHN KEY RF MTB HBAN STI BOKF FITB BBT 3 months or less Greater than 3 months Faster Re-pricing or Maturity Date4 3.00 3.50 4.00 4.50 5.00 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Average of Peer Banks CMA Loan Yield Differential Narrows (%)1 Source: SNL Financial. 1Peer Banks include BBT, BOKF, FITB, FHN, HBAN, KEY, MTB, RF, STI, SNV, ZION. 2At 3/31/12. 3Excludes BBT and ZION as amounts were not reported. 4Excludes SNV and ZION as amounts were not reported. 1.00 0.68 Loan yields reflect2:  Approx. 80% of loans are floating rate with 70% LIBOR based  Rate floors are minimal (<10% of loans)  Credit quality among the best of peers 12

Focus: Mortgage Banker Finance 13  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality throughout downturn. Charge-offs in 2010 and 2011 were virtually zero. 563 65 7 504 564 425 707 9 43 1,10 1 566 614 923 1,53 5 1,48 3 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) Toyota/Lexus 19% Honda/Acura 17% Ford 8% GM 8% Chrysler 7% Mercedes 4%Nissan/ Infiniti 8% Other European 9% Other Asian 9% Other211% Diverse Franchise Distribution1 Focus: National Dealer Services Detroit 3 23% at 3/12 vs. 41% at 12/05 Geographic DispersionWestern 57% Florida 7%Midwest 21% Texas 8% 1 Franchise distribution based on March 31, 2012 period-end (PE) outstandings2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) • 65 years of Floor Plan lending experience; over 20 years on a national basis • Top tier strategy• Majority are “Mega Dealer” (five or more dealerships in group)• Excellent credit quality• Robust monitoring of company inventory and performance 14 4,06 5 3,62 1 3,10 7 3,08 5 3,25 0 3,32 9 3,48 7 3,76 3 3,79 7 3,60 3 3,11 5 3,39 3 3,80 0 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs)

Focus: Energy • 30+ years experience through the cycles • Focus on middle market companies• Excellent credit quality• Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 20% Service 18% Exploration & Production 62% $ in millions. 1Based on 1Q12 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 501 493 492 865 686 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) 15 • Approximately 890 borrowers• Strategy: Full relationships with ancillary business• Comerica is agent for approximately 17%• Adhere to same credit underwriting standards as rest of loan book • Credit quality mirrors total portfolio March 31, 2012: $8.7 billion Period-end outstandings as of March 31, 2012Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Commercial Real Estate $0.9B 10% Global Corp Banking $2.7B 32% Nat'l Dealer Services $0.4B 4% Energy $2.0B 23% Other $0.6B 7% Middle Market $2.1B 24% 16 Focus: Shared National Credit Relationships

Focus: Commercial Real Estate

1Q12 Period End: $11.5 billion



Primarily Owner-Occupied Commercial Mortgages $7.9B 70%
Real Estate Construction[1] $1.1B 9%
Commercial Mortgages[1] $2.5B 21%

1Q12 Period-end[2]

	Western	Michigan	Texas	Florida	Other Markets	Total
Real Estate Construction Loans						
Single Family	74	8	29	4	7	122
Land Development	17	6	23	-	23	69
Total Residential	**91**	**14**	**52**	**4**	**30**	**191**
Multi-Family	83	-	68	37	11	199
Retail	103	40	85	11	29	268
Multi-use	65	-	52	-	-	117
Other	85	12	68	2	-	167
Sterling	-	-	113	-	-	113
Total Commercial	**336**	**52**	**386**	**50**	**40**	**864**
Subtotal	427	66	438	54	70	1,055
Commercial Mortgage Loans						
Single Family	16	5	5	3	20	49
Land Carry	60	38	19	29	8	154
Total Residential	**76**	**43**	**24**	**32**	**28**	**203**
Multi-Family	110	55	118	153	22	458
Retail	177	79	46	66	18	386
Multi-use	114	19	36	-	24	193
Other	259	155	67	35	54	570
Sterling	-	-	691	-	-	691
Total Commercial	**660**	**308**	**958**	**254**	**118**	**2,298**
Subtotal	736	351	982	286	146	2,501
Total	1,163	417	1,420	340	216	3,556

[1]Included in Commercial Real Estate line of business
[2]$ in millions; excludes Commercial Real Estate line of business loans not secured by real estate

Comerica Bank

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Focus: Consumer Loan Portfolio

Consumer Loan Portfolio

- 8.6% of total outstandings
- No sub-prime mortgage programs
- Self-originated & relationship oriented
- Net loan charge-off ratio of 0.10%

1Q12: $3.7 billion



Consumer Loans-Home Equity $1.6B 43%
Residential Mortgages [1] $1.5B 40%
Consumer Loans-Other[2] $0.6B 17%

Home Equity Portfolio[3]

- About 86% home equity lines and 14% home equity loans
- Average FICO score appx. 750 at origination
- 85% have CLTV ≤ 80% at origination
- Average loan vintage 6.0 years

1Q12: $1.6 billion



Western 26%
Texas 13%
Florida 3%
Midwest 58%

Period-end loans. $ in billions. [1]Residential mortgages on the balance sheet are primarily associated with Private Banking customers. Residential mortgages originated through the banking centers are typically sold to a third party. [2]The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. [3]Data on loans booked through the Consumer Loan Center which encompasses about 85% of the Home Equity Lines and Loans.

Comerica Bank

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Focus: Government Card Programs



Average Noninterest-Bearing Deposits
($ MMs)
US Treasury Program
State Card Programs
185
290
532
650
720
867
2007
2008
2009
2010
2011
YTD 2012

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 2.9 million cards registered
  - Deposit growth reflects the phase out of checks for government benefits[2]:
    - 5/1/11 – new benefit recipients
    - 3/1/13 – current check recipients



DIRECTEXPRESS
DEBIT

At 3/31/12
[1]Source: 2011 Nilson Report, a leading payment systems publication. [2]Final rule announced 12/22/10

Comerica Bank
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Investment Securities Portfolio



Auction-Rate Securities
Primarily Mortgage-backed Securities (MBS)
554
500
437
426
352
6,757
6,907
7,721
9,355
9,537
1Q11
2Q11
3Q11
4Q11
1Q12

Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities (MBS)

Total average MBS portfolio of $9.5B

- Net unrealized pre-tax gain $250MM
- Yield of 2.73%
- Duration of 2.9 years
- Balance at period end 3/31/12 $9.6B

Target:
Mortgage-backed Securities ≈ $9B

Average $ in millions (MM)

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Record Deposit Levels 1Q12 compared to 4Q11  Total average deposits grew $532MM• Noninterest-bearing deposits up $461MM• Interest-bearing deposits up $71MM • Increase across all major markets and most lines of business  Total period-end deposits grew $1.5B • Noninterest-bearing deposits up $977MM• Interest-bearing deposits up $574MM 21 Deposit Costs Decline as Deposits Grow ($B)1 40.6 41.5 45.1 47.8 48.3 47.8 49.3 0.37 0.35 0.33 0.29 0.26 1Q11 2Q11 3Q11 4Q11 1Q12 Sterling Deposit Rates Average Balances 4Q11 1Q12 Period-end Growing Deposit Base Provides Low Cost Funding 22 22% 25% 26% 28% 29% 31% 31% 32% 33% 34% 3 8% 42 % Noninterest-bearing as a Percent of Total Deposits1 0.16 0.2 2 0.22 0.2 7 0.37 0.38 0.38 0.3 9 0.40 0.40 0.52 0.5 5 -4.6% 0.8% 1.1% 3.6% 4.2% 4.9% 6.2% 8.8% 10.3% 16.1% 17.8% 20.5 % Total Deposit Growth (3/31/11 vs. 3/31/12) 55.4 58.6 6 4.8 65.1 70 .2 76.3 76.5 77.1 88.2 88.6 9 6.7 Interest Costs on Total Deposits3 (%)Deposits Per Branch ($M)2 Source: SNL Financial. 1At 3/31/12. 2At 12/31/11; Excludes BOKF, as amounts were not available. 31Q12 interest incurred on deposits as a percent of average deposits

Steady Loan and Declining Deposit Yields

Loan Yield Steady through the Cycle (%)



3.95
4.04
4.07
3.96
3.92
3.85
3.79
4.01
3.98
3.92
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Declining Total Deposit Costs[1] (%)



0.83
0.60
0.47
0.43
0.40
0.37
0.35
0.33
0.29
0.26
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Loan to Deposit Coverage[2]



100%
98%
97%
96%
91%
90%
89%
87%
85%
81%
80%
64%
MTB FITB FHN STI HBAN SNV BBT CMA ZION KEY RF BOKF

As of 3/31/12; [1]Interest incurred on deposits as a percentage of average interest-bearing deposits. [2]1Q12 Loan/ Deposit Ratio; Source SNL Financial; ratio is calculated as total gross loans as a percent of period end total deposits.

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Balance Sheet Positioned for Growth

Assets

- Approx. 80% of loans are floating rate of which approximately 70% are LIBOR based
- Rate floors are minimal (< 10% of total loans)
- Securities are primarily low risk and liquid, with an avg. life of approx. 3 years
- Nonaccrual loans – relatively minor impact

Funding

- Funding predominantly from core deposits
- Approx. 40% of deposits are noninterest-bearing – provide more value in a higher rate environment
- Wholesale funding options remain accessible

Interest Rate Sensitivity

- Balance sheet is well positioned for rising rates[1]
- Sensitivity is to short-term interest rates

At 3/31/12.
[1]For analysis and underlying assumptions, see caption "Interest Rate Risk" starting on page 61 of our 3/31/12 Form 10-Q

Comerica Bank
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Credit Quality Improvement Continued

Net charge-offs decline for 11 consecutive quarters



Provision
Net Charge-offs Ratio
49
47
38
19
23
1.03
0.92
0.77
0.57
0.43
1Q11
2Q11
3Q11
4Q11
1Q12

Watch list[1] continued to trend down



Nonperforming Loans
Accruing Watch list Loans
5,166
4,827
4,969
4,467
4,206
1,030
974
958
887
856
1Q11
2Q11
3Q11²
4Q11
1Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans
[2]Reflects addition of Sterling watch list loans from July 28, 2011.

Comerica Bank
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Net Interest Income Stable

Net Interest Income ($MM)[1]



Accretion
Loan Yields
395
391
423
444
443
27
26
25
3.85
3.79
4.01
3.98
3.92
1Q11
2Q11
3Q11
4Q11
1Q12

Net interest income stable[1] reflecting:

+ Loan growth ($7MM)
+ Lower deposit costs ($2MM)
- One less day in the quarter ($5MM)
- Lower loan yields due to mix shift ($5MM), primarily from CRE to Commercial

Balance sheet remains well positioned for a rising rate environment[2]:

- 200 basis points *annual* rate increase equates to ≈$165MM expected increase in net interest income

[1]1Q12 compared to 4Q11.
[2]At 3/31/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10Q filing with SEC for methodology.

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Customer Fee Income Growth Offsetting Regulatory Headwinds

Total Noninterest Income ($MM)



Customer-Driven Fee Income[1]
207
202
201
182
+13%
206
177
178
180
171
+6%
181
1Q11
2Q11
3Q11
4Q11
1Q12

Noninterest income increased 13% reflecting:

- Customer-driven Fee Income increased $10MM, or 6%
  - + Service charges on deposit accounts ($4MM)
  - + Investment banking fees ($3MM)
  - + Fiduciary income ($2MM)
  - + Commercial lending fees ($2MM)
- All other noninterest income increased $14MM
  - + Gain on redemption of ARS ($4MM)
  - + 4Q11 impacted by VISA related charge ($5MM)

At March 31, 2012 [1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

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Tight Expense Control Continues

Noninterest Expenses ($MM)



Restructuring
415
409
460
478
+2%[1]
448
404
427
441
1Q11
2Q11
3Q11
4Q11
1Q12

Full Time Equivalent (FTE)



8,955
8,915
9,701
9,397
-2%
9,195
1Q11
2Q11
3Q11
4Q11
1Q12

Total Assets per Employees[2]



CMA $6,807
STI $6,228
KEY $5,676
BBT $5,604
BOKF $5,591
FHN $5,586
FITB $5,505
RF $5,431
MTB $5,327
SNV $5,242
ZION $5,031
HBAN $5,004

4Q11 compared to 1Q12. [1]Increase excludes restructuring charges of $37MM in 4Q11 and -0- in 1Q12.
[2]Calculated as Total Assets divided by Full Time Equivalent Employees; Source: SNL Financial at 3/31/2012.

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Active Capital Manager 83% 59% 34% 36% 62% 91% 57% 96% 104% 86% 143% 34% 19% 76% 63% 81% 35% 34% 34% 34% 45% 56% 53% 47% 43% 43% 57% 17% 19% 20% 21% 23% '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 1Q11 2Q11 3Q11 4Q11 ProForma1Q12 Shares Repurchased Dividend Historical Average Shareholder Payout of 77% of annual earnings 2012 Capital Plan Approved  Regulators had no objection to 2012 Capital Plan  Board increased dividend 50% to $0.15 per share  $375MM share repurchase target from 1Q12 through 1Q132  1.125 million shares purchased in 1Q12 ($33MM) 11Q12 payout ratio is a pro forma estimate, based on 1Q12 actual results. Assumes capital plan announced in March 2012 was executed during the period. Share repurchases assume 1/5th of announced amount was repurchased during the period. 1Q12 ProForma includes $0.15 dividend and $75MM share repurchase. Actual CMA 1Q12 Payout Ratio = 41%. 2Shares repurchased are pursuant to Comerica’s Repurchase program. Outlook as of June 4, 2012. 1 29 30 Factors Expected to Drive Long-Term ROA Goal 2011 ROA Long-Term ROA Goal1 0.69% >1.30%Managed Expense Growth of 1- 2% Fee Income Growth of 4 - 5% Loan Growth of 5 - 6% • Increase cross-sell penetration • Collaboration between businesses Focused growth:• Target markets • Allocation of resources to faster growing businesses • Relationship driven • Normalized rates not necessary to reach long-term goal Fed Funds Many factors at play, none of which move independently • Continued focus on operating leverage 1Goal as of June 4, 2012. Normal (≈3.5%) <2% <1%

Update on Sterling Acquisition



Comerica Branches
Sterling Branches

Sterling Acquisition Accelerates Growth in Texas

- Virtually tripled deposit share in Houston[1]
- Complemented Dallas/Ft. Worth locations
- Enabled entry in San Antonio & Kerrville

Systems Integration	• **Completed on schedule** ✓
Expense Synergies	• **Achieved 35% savings in 2011,** a year ahead of schedule ✓
Revenue Synergies[2]	• **Achieved[4]:** • 10% loan growth ✓ • **On track to achieve[5]:** • 15% increase in noninterest income
Merger-Related Charges[2,3]	• **Less than original estimate** • **≈$40MM** for remainder of 2012 • **$5MM-$10MM** in 2Q12

[1]Source: FDIC June 2011 data. [2]Estimated as of 5/1/12. [3]Merger-related charges estimates compared to expectations at the time of announcement of acquisition. 2011 restructuring charges were $47MM after-tax($75MM pre-tax). 2012 revised estimate: $25MM after-tax ($40MM pre-tax). [4]Estimated overall loan growth in the Houston, San Antonio, and Kerrville markets from August 2011 through 1Q12. [5] To be delivered in 2012. Estimated overall increases in the Houston, San Antonio, and Kerrville markets based on run-rate as of acquisition date.

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Well Positioned for the Future

Factors That Can Drive Increasing Returns

Loan Growth	• **Positioned in faster growing markets** (MI & TX) **and industries** (Energy, TLS & Dealer) ✓	Active Capital Mgmt	• **Solid Position** • Tier 1 (10.27%): 100% common equity • **2012 Capital Plan** • Share repurchases up to $375MM through 1Q13 ✓
Expense Control	• **Well managed** • Profit improvement plan launched Fall '11 to offset headwinds ✓	Asset Quality	• **Positive Trends** • Improvement for ten consecutive quarters • Weathered cycle well relative to peers ✓
Maintain Deposit & Loan Spreads	• **Lowest cost deposits** and largest percentage of funding from DDA among peers. • **Holding** new and renewed **loan spreads**. ✓	Interest Rate Sensitivity	• **Positioned for rising rates** • Rate decline is already absorbed, continued low rates will have no further negative impact. ✓

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Holding Company Debt Ratings

Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
BB&T	A-	A2	A+	A (high)
Comerica	**A-**	**A3**	**A**	**A**
M&T Bank	A-	A3	A-	A (low)
BOK Financial	BBB+	A2	A-	A (low)
KeyCorp	BBB+	Baa1	A-	BBB (high)
SunTrust	BBB	Baa1	BBB+	A (low)
Fifth Third	BBB	Baa1	A-	A (low)
Huntington	BBB	Baa1	BBB+	BBB
First Horizon National Corp	BBB-	Baa1	BBB+	
Regions Financial	BBB-	Ba3	BBB-	BBB
Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
Synovus Financial Corp	B	B2	BB-	

As of 5/22/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Total Regulatory Capital[1]	$9,056	$9,015	$9,141	$8,705	$8,730
Tier 1 capital[1]	$6,647	$6,582	$6,560	$6,193	$6,107
Less: Trust preferred securities	--	25	49	--	--
Tier 1 common capital	6,647	6,557	6,511	6,193	6,107
Risk-weighted assets[1]	64,742	63,244	61,593	58,790	58,998
Tier 1 common capital ratio	***10.27%***	***10.37%***	***10.57%***	***10.53%***	***10.35%***
Total shareholders' equity	$6,985	$6,868	$6,951	$6,038	$5,877
Less: Goodwill	635	635	635	150	150
Less: Other intangible assets	30	32	35	4	5
Tangible common equity	$6,320	$6,201	$6,281	$5,844	$5,722
Total assets	$62,593	$61,008	$60,888	$54,141	$55,017
Less: Goodwill	635	635	635	150	150
Less: Other intangible assets	30	32	35	4	5
Tangible assets	$61,928	$60,341	$60,218	$53,987	$54,862
Tangible common equity ratio	***10.21%***	***10.27%***	***10.43%***	***10.90%***	***10.43%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

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